                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     The undersigned, as a director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Class B Common Stock, $0.01 par value, pursuant to the 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc.and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 1997.



                                     /s/ Dennis S. Bookshester
                                    --------------------------
                                    Dennis S. Bookshester

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     The undersigned, as a director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Class B Common Stock, $0.01 par value, pursuant to the 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 1997.



                                     /s/ David I. Chemerow
                                    ----------------------
                                    David I. Chemerow

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     The undersigned, as a director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Class B Common Stock, $0.01 par value, pursuant to the 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 1997.



                                     /s/ Donald G. Drapkin
                                    ----------------------
                                    Donald G. Drapkin

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     The undersigned, as a director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Class B Common Stock, $0.01 par value, pursuant to the 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.



                                     /s/ Sol Rosenthal
                                    ------------------
                                    Sol Rosenthal

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     The undersigned, as a director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Class B Common Stock, $0.01 par value, pursuant to the 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 1997.



                                    /s/ Richard S. Rosenzweig
                                    -------------------------
                                    Richard S. Rosenzweig

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     The undersigned, as a director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company's Class B Common Stock, $0.01 par value, pursuant to the 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 1997.



                                     /s/ Sir Brian Wolfson
                                    ----------------------
                                    Sir Brian Wolfson